UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2024

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on September 21, 2023, Oramed Pharmaceuticals Inc. (the “Company”) entered into and consummated the transactions contemplated by a Securities Purchase Agreement (the “Scilex SPA”) with Scilex Holding Company (“Scilex”). Pursuant to the Scilex SPA, in exchange for Scilex assuming certain outstanding obligations of Sorrento Therapeutics, Inc., Scilex issued to the Company a Senior Secured Promissory Note due 18 months from the date of issuance in the principal amount of $101,875,000 (the “Note”), as well as certain warrants to purchase shares of common stock of Scilex. The foregoing descriptions of the Scilex SPA and the Note and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the copies of the Scilex SPA and the Note attached as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K dated September 21, 2023, and are incorporated herein by reference.

As previously disclosed, the Company received the first principal payment of $5 million on December 21, 2023. Pursuant to the terms of the Note, the second principal payment of $15 million is due on March 21, 2024. On March 14, 2024, the Company received an early payment of $11.5 million and on March 18, 2024, an early payment of $3.5 million.

The third principal payment in the amount of $20 million is expected to be paid on June 21, 2024.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions and include statements about the performance of the Scilex SPA, the Note and the transactions contemplated thereby and payments made thereunder. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference and the following factors: the Company’s ability to receive payment of principal due pursuant to the Note; diversion of management’s attention from ongoing business operations and opportunities; and exposure to potential litigation in connection with the transactions, all of which could cause the actual results or performance of the Company to differ materially from those contemplated in such forward-looking statements. For these reasons, among others, you should not place undue reliance upon the Company’s forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

March 19, 2024

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